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                               AMENDMENT NO. 1 TO
                          PARTICIPATION AGREEMENT AMONG

                          AIM VARIABLE INSURANCE FUNDS,

                            A I M DISTRIBUTORS, INC.,

               GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK, AND

                          CAPITAL BROKERAGE CORPORATION

WHEREAS, AIM VARIABLE INSURANCE FUNDS, A I M DISTRIBUTORS, INC., GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts, and CAPITAL BROKERAGE CORPORATION, have previously entered into a Participation Agreement dated March 1, 2003 (the "Agreement");

NOW, THEREFORE, the parties hereby agree as follows:

     1. Schedule A, is replaced in its entirety with the attached. (AMENDMENT NO. 1 to SCHEDULE A.)

     2. The Agreement, as supplemented by this AMENDMENT NO. 1 and the AMENDMENT NO. 1 to SCHEDULE A attached hereto, is ratified and confirmed effective April 29, 2005.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK on behalf of itself and its separate accounts


By: /s/ Geoffrey S. Stiff
    ---------------------------------
Name: Geoffrey S. Stiff
Title: Senior Vice President


CAPITAL BROKERAGE CORPORATION


By: /s/ Geoffrey S. Stiff
    ---------------------------------
Name: Geoffrey S. Stiff
Title: Senior Vice President


AIM VARIABLE INSURANCE FUNDS


By: /s/ Robert H. Graham
    ---------------------------------
Name: Robert H. Graham
Title: President


A I M DISTRIBUTORS, INC.


By: /s/ Gene L. Needles
    ---------------------------------
Name: Gene L. Needles
Title: President


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                          AMENDMENT NO. 1 TO SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Aggressive Growth Fund - Series I shares
AIM V.I. Basic Value Fund - Series II shares
AIM V.I. Blue Chip Fund - Series I shares
AIM V.I. Capital Appreciation Fund - Series I shares
AIM V.I. Capital Development Fund - Series I shares
AIM V.I. Core Equity Fund - Series I shares
AIM V.I. Government Securities Fund - Series I shares
AIM V.I. Growth Fund - Series I shares
AIM V.I. International Growth Fund - Series II shares
AIM V.I. Premier Equity Fund - Series I shares
AIM V.I. Technology Fund - Series I shares
AIM V.I. Utilities Fund - Series I shares

SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Capital Life Separate Account II
GE Capital Life Separate Account III

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS UTILIZING THE FUNDS

GE Accumulator NY
GE Choice NY/Foundation NY
GE Selections NY


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